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Defend Your Fund (by BlackRock)
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BlackRock and your Fund's Board regularly act to address closed-end fund discounts. We've bought back $1.3B in shares to date, resulting in more than $200M in gains to shareholders. Vote FOR BlackRock's CEF board nominees and AGAINST Saba's proposal using ONLY THE WHITE CARD.


BlackRock
BlackRock Closed-End Fund Investors:
We're working to address CEF discounts and deliver long-term value.
› Vote FOR BlackRock board nominees today

We Act Regularly to Address CEF Discounts | BlackRock
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Defend Your Fund (by BlackRock)
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BlackRock and your Fund's Board work to deliver consistent value over time. We generated $3.6B in tangible gains in 2023 alone; we expect 2024 fund payouts of $3.2B to help you meet your financial goals. Vote FOR BlackRock's CEF board nominees and AGAINST Saba's proposal.


BlackRock
BlackRock Closed-End Fund Investors:
Since 1988, our CEFs have delivered long-term value.
› Vote FOR BlackRock board nominees today

We're Focused on Long-Term Value for CEF Investors | BlackRock
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Defend Your Fund (by BlackRock)

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BlackRock and your Fund's Board have taken numerous shareholder-friendly actions to narrow discounts, raise distributions, and deliver value for all shareholders. Vote FOR BlackRock's CEF board nominees and AGAINST Saba's proposal using ONLY THE WHITE CARD. #DefendYourFund


BlackRock
BlackRock Closed-End Fund Investors:
We're working to deliver value for your financial future.
› Vote FOR BlackRock board nominees today

Our Shareholder-Friendly CEF Actions | BlackRock

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Defend Your Fund (by BlackRock)
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We believe Saba is trying to take advantage of closed-end fund market conditions to make a quick profit at the expense of its fellow shareholders. Vote FOR BlackRock's CEF board nominees and AGAINST Saba's proposal using ONLY THE WHITE CARD.



BlackRock
BlackRock Closed-End Fund Investors:
A Farewell to Arbs—
Say No to Saba.
› Vote FOR BlackRock board nominees today

A Farewell to Arbs: Say No To Saba's CEF Money Grab | BlackRock

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Defend Your Fund (by BlackRock)
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BlackRock's 35-year history managing closed-end funds stands in stark contrast to Saba, which has never launched a CEF and has forced dramatic change at the funds it has taken over. Vote FOR BlackRock's CEF board nominees and AGAINST Saba's proposal using ONLY THE WHITE CARD.


BlackRock
BlackRock Closed-End Fund Investors:
Experience counts.
We've been a leader in CEFs since 1988.
› Vote FOR BlackRock board nominees today

Experience Counts: Our Three-Decade CEF Record vs. Saba's | BlackRock

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Defend Your Fund (by BlackRock)
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Attention BlackRock investors: keep your fund—and your financial future—from falling into the wrong hands. Vote FOR BlackRock's CEF board nominees and AGAINST Saba's proposal using ONLY THE WHITE CARD. #DefendYourFund


BlackRock
BlackRock Closed-End Fund Investors:
Keep your fund out of the wrong hands.
› Vote FOR BlackRock board nominees today

CEF Investors: Vote Now to Protect Your Financial Future | BlackRock
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Defend your fund Defend Your Fund (by BlackRock) 1 follower PromotedBlackRock and your Fund’s Board have consistently worked to improve performance and reduce discounts in recent years. Vote FOR BlackRock’s CEF board nominees and AGAINST Saba’s proposal using ONLY THE WHITE CARD. #DefendYourFundBlackRock Closed-End Fund Investors:Real actions have real impact.> Vote FOR BlackRock board nominees todayDelivering Performance, Value for All CEF Investors | (Learn more)BlackRockblackrock.com

blackrock closed-end funds The future of your long-term investment depends on you Closed-end funds (CEFs) have been at the heart of BlackRock since our founding in 1988. At this year’s Annual Meetings in June, activist hedge fund, Saba Capital Management L.P. (“Saba”), is attempting to install its own handpicked nominees with little to no experience, and, in some instances, fire BlackRock as investment manager of one or more CEFs in which you are invested. We are asking all shareholders to make their voices heard. If Saba prevails, your investments may be at risk. Cast your vote The stakes could not be higher This proxy season, a well-known shareholder activist has launched proxy campaigns targeting BlackRock closed-end funds, purporting to act in the best interests of shareholders but in reality seeking to benefit itself. Here are the two types of proposals Saba is submitting for the shareholder meetings: Director nominations Saba is seeking to take the director seats, including, in some instances, a majority of the Board. Terminate investment management agreement If approved, BlackRock would no longer manage the following Funds - BCAT, BFZ, BIGZ, BMEZ, BSTZ, ECAT. What’s at stake How to vote Board nominees Portfolio Managers This proxy season counts. Vote the WHITE proxy card now! Learn more > View all nominees > Cast your vote Board nominees up for election Your Board is under attack by a self-serving activist hedge fund. View some of the BlackRock Board nominees that are up for election. Click below to view the full list. Robert Fairbairn Vice Chairman and member of the Global Executive Committee at BlackRock Cynthia L. Egan Former President of Retirement Plan Services at T. Rowe Price Group. Board Chair for The Hanover Insurance Group and Lead Independent Director for Huntsman Corporation J. Phillip Holloman Former President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. BSTZ proxy update ECAT proxy update BIGZ proxy update MYN proxy update MPA proxy update BCAT proxy update BMEZ proxy update BFZ proxy update MHN proxy update BNY proxy update Defend YOUR Fund Saba is trying to fire BlackRock as investment advisor for certain BlackRock closedend funds and install its own Board members, which may potentially change your Fund’s strategy. Make your voices heard and vote for your Directors on the below white proxy cards today. © 2024 BlackRock, Inc. All rights reserved. FOR EXISTING SHAREHOLDER USE ONLY – NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. Past performance is not a guarantee or a reliable indicator of future results. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. © 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners. We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. Cast your vote How do I vote? See how we have improved discounts and delivered strong performance Our performance Saba has indicated that BlackRock CEFs are not performing as they were intended. This is factually inaccurate. See how we have improved discounts and outperformed benchmarks in recent years. View performance Lead Portfolio Managers BlackRock’s closed-end funds are managed by some of the industry’s most influential thought leaders. Click to view our team of Portfolio Managers that seek to deliver on the Funds’ investment objectives with decades of experience and recognition. Rick Rieder CIO of Global Fixed Income, Head of Fundamental Fixed Income, and Head of the Global Allocation Investment Team Rick Rieder was named Morningstar’s Outstanding Portfolio Manager of the Year* in 2023. Responsible for roughly $2.4 trillion in assets, Rick Rieder is a member of BlackRock’s Global Executive Committee (GEC) and its GEC Investment Sub-Committee. He also is Chairman of the firm-wide BlackRock Investment Council. View all Portfolio Managers Source ? *The award process recognizes portfolio managers who Morningstar believes demonstrate the industry’s very best attributes, including investment skill and an alignment of interests with the strategies’ investors. D We’re setting the record straight debunking the claims Boaz Weinstein, Founder and CIO of Saba, has made several unfounded claims about BlackRock, your Funds and their Boards. We want our shareholders to hear the truth from us. The truth about Saba

Blackrock Proposals BlackRock Nominees BlackRock Portfolio Managers BlackRock Funds Truth About Saba > This proxy season counts. Vote the WHITE proxy card now! X Blackrock is committed Saba claims that BlackRock CEFs are not performing as they were intended because they sometimes trade at a discount to net asset to delivering value for value shareholders The truth • It is factually inaccurate to say that BlackRock Funds are underperforming. Quite the opposite. See below for our Funds’ performance metrics: View performance • The CEF market, like other markets, is cyclical and funds may trade at a premium or discount to net asset value over time. We’ve seen such a discount cycle play out during the past 18 months. What doesn’t change is the steady income CEFs are designed to provide. Additionally, BlackRock has taken steps to narrow the discount of these Funds through share repurchases, distribution increases and implementation of discount management programs (“DMPs”). In May 2024, we announced distribution increases across muni CEFs and for certain term CEFs, as well as fee waivers and a one-time $2 million management fee waiver for all muni CEFs.1 We also announced DMPs for 14 of our CEFs.2 • Our Funds have also repurchased $1.3 billion in shares, generating significant gains to shareholders through NAV accretion.3 We are focused on helping shareholders reach their financial goals. The grass at Sabe may Saba claims to be a better CEF manager than BlackRock. not be greener 9 The truth Experience matters. BlackRock has a 35+ year history managing CEFs and an established track record of delivering long-term value. In contrast, Saba has never launched a CEF—just taken them over—and has exposed their funds’ shareholders to riskier assets, like SPACs, or forced liquidity events, potentially leaving them with a fund that no longer serves their long-term financial goals. Additionally, both funds Saba took over have traded at discounts and have underperformed under Saba’s management. During negotiations with Saba, our Funds’ Board’s made multiple offers that would have provided liquidity for all shareholders. However, Saba refused these offers and it became clear that what they really wanted is control of your Funds. Saba’s playbook is dependent on loopholes that allow well-funded activists to buy large positions in CEFs and then use their significant voting power to push for self-serving changes-violating the spirit of the ‘40 Act while remaining technically compliant. There is no $1.41B “maqiC Saba claims that with a “press of a button” BlackRock can # 2# magically create $1.4 billion in immediate value and that open- “ ending these Funds would benefit shareholders in the long term.4 The truth There is no magic button and statements to the contrary are misleading at best. One of the key advantages of CEFs is their ability to hold greater concentrations of illiquid assets and certain asset classes, like private investments, that are generally not otherwise available to retail investors. Unwinding these types of investments suddenly could cause a fund to sell assets at lower prices and potentially incur tax consequences. We believe that the short-term benefit of any such action is far out outweighed by the long-term consequences such actions could have for a fund’s shareholders and their investment options going forward. “Open-ending” these Funds would negatively impact those features and effectively limit shareholders’ options when choosing investment vehicles. Saba’s interests are not aligned with shareholders Saba claims they act in the best interests of closed-end fund retail shareholders. The truth Saba is a well-funded hedge fund beholden to their own sophisticated investor base. We believe Saba is not interested in helping CEF shareholders reach their long-term financial goals, as consistently demonstrated by their self-serving actions. Saba has chosen to use their vast resources to buy controlling stakes in CEFs, engage in costly proxy fights, and force actions that provide them with a quick profit at the expense of retail shareholders looking for stable income over multiple market cycles. Many invest in CEFs for the stable, consistent income they may offer Saba claims that closed-end fund (CEF) investors would prefer one-time payouts over stable income and the other benefits CEFs provide. The truth Closed-end funds offer access to asset classes otherwise unavailable to retail investors and performance over multiple market cycles. CEF investors are often retirees or individuals planning for retirement, and they choose CEFs for the long-term, consistent income they are designed to provide. On the contrary, arbitrage investors like Saba are trying to take advantage of CEF market dynamics for a quick profit without concern for other shareholders. How do I vote? Vote online Vote by phone Vote by mail Using the website provided By calling the toll-free By completing and returning on your enclosed WHITE number on your enclosed your enclosed WHITE proxy proxy card and following the WHITE proxy card and follow- card in the postage paid en- simple instructions, ing the simple instructions. velope provided. www.proxyvote.com > Cast your vote We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. > Cast your vote © 2024 BlackRock, Inc. All rights reserved. ‘Source: BlackRock. Please click here for the press release. 2Source: BlackRock. Please click here for the press release. 3Source: BlackRock. Since inception of the funds’ repurchase programs to 4/30/2024. Date of inception of the funds BCAT, ECAT, BIGZ, BMEZ and BSTZ repurchase programs is 11/15/2018. Date of inception of the funds BFZ, BNY, MHN, MPA and MYN repurchase programs is 11/19/2021. 4Source: CNBC Squawk Box interview on May 14, 2024 FOR EXISTING SHAREHOLDER USE ONLY - NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. Past performance is not a guarantee or a reliable indicator of future results. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. © 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.

It’s proxy season! Cast your vote blackrock closed-end funds BlackRock Board nominees up for election View your BlackRock Board nominees that are up for election. Cast your vote Sir Robert Fairbairn Vice Chairman and member of the Global Executive Committee at BlackRock Sir Robert Fairbairn is up for election on the following Fund’s Board: MPA. He has served on the Boards of BlackRock Closed-End Funds for 6 years. Catherine A. Lynch, CFA Former Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment. Board Director for PennyMac Mortgage Investment Trust Catherine A. Lynch is up for election on the following Funds’ Boards: ECAT, BIGZ, BFZ, MHN, MYN, BNY and MPA. She has served on the Boards of BlackRock Closed-End Funds for 8 years. Lt. Gen. Stayce D. Harris Former Lieutenant General, Inspector General, Office of the Secretary of the U.S. Air Force. Board Director for The Boeing Company Lt. Gen. Stayce D. Harris is up for election on the following Funds’ Boards: ECAT, BIGZ, and MPA. She has served on the Boards of BlackRock Closed-End Funds for 3 years. Lorenzo A. Flores Chief Financial Officer at Intel Foundry. Former Vice Chairman at Kioxia, Inc. Former Chief Financial Officer and Corporate Controller at Xilinx, Inc. Lorenzo A. Flores is up for election on the following Funds’ Boards: ECAT, BIGZ, and MPA. He has served on the Boards of BlackRock Closed-End Funds for 3 years. R. Glenn Hubbard Former Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dean Emeritus of Columbia Graduate Business School. Professor of Finance and Economics R. Glenn Hubbard is up for election on the following Funds’ Boards: ECAT, BCAT, BSTZ, BIGZ, MPA and BMEZ. He has served on the Boards of BlackRock Closed-End Funds for 20 years. W. Carl Kester Professor of Business Administration, Emeritus at Harvard Business School. Professor and author in finance, expert in corporate finance and corporate governance W. Carl Kester is up for election on the following Funds’ Boards: ECAT, BCAT, BSTZ, BIGZ, MPA and BMEZ. He has served on the Boards of BlackRock Closed-End Funds for 29 years. Boards of Trustees Cynthia L. Egan Former President of Retirement Plan Services at T. Rowe Price Group. Board Chair for The Hanover Insurance Group and Lead Independent Director for Huntsman Corporation Cynthia L. Egan is up for election on the following Funds’ Boards: ECAT, BIGZ and MPA. She has served on the Boards of BlackRock Closed-End Funds for 8 years. John M. Perlowski President and Chief Executive Officer of BlackRock’s US Retail Mutual Funds John M. Perlowski is up for election on the following Funds’ Boards: ECAT, BCAT, BSTZ, BIGZ, MPA and BMEZ. He has served on the Boards of BlackRock Closed-End Funds for 9 years. Arthur P. Steinmetz Former Chairman, Chief Executive Officer and President of the Oppenheimer Funds, Inc. Former Director of ScotiaBank (U.S.) Arthur P. Steinmetz is up for election on the following Funds’ Boards: BFZ, MHN, MYN, BNY, and MPA. He has served on the Boards of BlackRock Closed- End Funds for 1 year. This proxy season counts. Vote the WHITE proxy card now! Cast your vote © 2024 BlackRock, Inc. All rights reserved. FOR EXISTING SHAREHOLDER USE ONLY – NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. Past performance is not a guarantee or a reliable indicator of future results. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. © 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners. J. Phillip Holloman Former President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. J. Phillip Holloman is up for election on the following Funds’ Boards: BFZ, MHN, MYN, BNY, and MPA. He has served on the Boards of BlackRock Closed- End Funds for 3 years. We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. Cast your vote How do I vote?

BlackRock Proposals BlackRock Nominees BlackRock Portfolio Managers BlackRock Funds Truth About Saba

BLACKROCK CLOSED-END FUNDS

Lead Portfolio Managers

Get to know our team of lead Portfolio Managers.

› Cast your vote

› This proxy season counts. Vote the WHITE proxy card now! ×

Lead Portfolio Managers



Rick Rieder

CIO of Global Fixed Income, Head of Fundamental Fixed Income, and Head of the Global Allocation Investment Team

Rick Rieder was named Morningstar's Outstanding Portfolio Manager of the Year* in 2023. Responsible for roughly $2.4 trillion in assets, Rick is a member of BlackRock's Global Executive Committee (GEC), its GEC Investment Sub-Committee, and is Chairman of the BlackRock Investment Council. He is the lead Portfolio Manager for ECAT and BCAT.

Source ×

*The award process recognizes portfolio managers who Morningstar believes demonstrate the industry's very best attributes, including investment skill and an alignment of interests with the strategies' investors.



Erin Xie

Head of the Fundamental Equities Health Sciences team, Managing Director and Portfolio Manager

Erin Xie's service with BlackRock dates back to 2001, including her years with State Street Research & Management (SSRM), which merged with BlackRock in 2005. At SSRM, she was a Senior Vice President and Portfolio Manager responsible for managing the State Street Health Sciences Fund. She is the lead Portfolio Manager for BMEZ.



Sean Carney

Chief Investment Officer (CIO) of Municipal Bond Funds and Head of the Municipal Strategy team, Managing Director and Portfolio Manager

Sean Carney has 20+ years of experience in the industry. He has been instrumental in building out the Municipal Strategy platform and the Primary Markets Group at BlackRock. For 7 years, he was recognized as the industry's top buy-side Municipal Strategist by Smith's Research & Gradings. He is the lead Portfolio Manager for MPA, BNY, MHN, MYN, BFZ.



Phil Ruvinsky

Lead portfolio manager of the BlackRock Large Cap Growth , BlackRock Mid-Cap Growth Equity and BlackRock SMID-Cap Growth Equity Portfolios

Phil Ruvinsky is the lead Portfolio Manager of the BlackRock Large Cap Growth, BlackRock Mid-Cap Growth Equity, and BlackRock SMID-Cap Growth Equity Portfolios. Prior to joining BlackRock, Phil was a Sector Head and Research Analyst at Sureview Capital LLC. He is the lead Portfolio Manager for BIGZ.



Tony Kim

Head of the Fundamental Equities Global Technology team, Managing Director and Portfolio Manager

Tony Kim has 24+ years of experience in technology investments at firms including Artisan Partners, Credit Suisse Asset Management, Neuberger Berman, and Merrill Lynch. In 2013, he became a member of the Fundamental Equity division of BlackRock's Portfolio Management Group and the Technology Sector Head. He is the lead Portfolio Manager for BSTZ.

How do I vote?

Vote online

Using the website provided on your enclosed **WHITE** proxy card and following the simple instructions.

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Vote by phone

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Vote by mail

By completing and returning your enclosed **WHITE** proxy card in the postage paid envelope provided.

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For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC ("Georgeson"), toll free at 1-866-920-4784.

› Cast your vote

© 2024 BlackRock, Inc. All rights reserved.

FOR EXISTING SHAREHOLDER USE ONLY – NOT FOR FURTHER DISTRIBUTION.

Investing involves risk, including possible loss of principal.

Past performance is not a guarantee or a reliable indicator of future results.

No part of this website may be duplicated in any form by any means or redistributed without BlackRock's prior written consent.

This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change.

The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader.

Click here to access BlackRock's Terms & Conditions and Privacy Policy.

© 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. **BLACKROCK** and **ALADDIN** are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.

blackrock closed-end funds Funds and resources Explore more about the closed-end funds impacted, their underlying strategies, holdings, characteristics, fees and portfolio managers. Cast your vote This proxy season counts. Vote the WHITE proxy card now! BCAT BlackRock Capital Allocation Term Trust View BCAT’s latest performance, key facts, and holdings data. See fact sheet Fund Materials BCAT commentary BCAT proxy update BIGZ BlackRock Innovation and Growth Term Trust View BIGZ’s latest performance, key facts, and holdings data. See fact sheet Fund Materials BIGZ commentary BIGZ proxy update BMEZ BlackRock Health Sciences Term Trust View BMEZ’s latest performance, key facts, and holdings data. See fact sheet Fund Materials BMEZ commentary BMEZ proxy update BSTZ BlackRock Science and Technology Term Trust View BSTZ’s latest performance, key facts, and holdings data. See fact sheet Fund Materials BSTZ commentary BSTZ proxy update ECAT BlackRock ESG Capital Allocation Term Trust View ECAT’s latest performance, key facts, and holdings data. See fact sheet Fund Materials ECAT commentary ECAT proxy update BFZ BlackRock California Municipal Income Trust View BFZ’s latest performance, key facts, and holdings data. See fact sheet Fund Materials BFZ proxy update BNY BlackRock New York Municipal Income Trust View BNY’s latest performance, key facts, and holdings data. See fact sheet Fund Materials BNY proxy update MHN BlackRock MuniHoldings New York Quality Fund, Inc. View MHN’s latest performance, key facts, and holdings data. See fact sheet Fund Materials MHN proxy update MPA BlackRock MuniYield Pennsylvania Quality Fund View MPA’s latest performance, key facts, and holdings data. See fact sheet Fund Materials MPA proxy update MYN BlackRock MuniYield New York Quality Fund, Inc. View MYN’s latest performance, key facts, and holdings data. See fact sheet Fund Materials MYN proxy update © 2024 BlackRock, Inc. All rights reserved. FOR EXISTING SHAREHOLDER USE ONLY – NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. Past performance is not a guarantee or a reliable indicator of future results. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. The information and opinions contained in this website are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Reliance upon information in this website is at the sole discretion of the reader. Click here to access BlackRock’s Terms & Conditions and Privacy Policy. © 2024 BlackRock, Inc. or its affiliates. All Rights Reserved. BLACKROCK and ALADDIN are trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners. We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. Cast your vote Cast your vote How do I vote?

Blackrock Proposals BlackRock Nominees BlackRock Portfolio Managers BlackRock Funds Truth About Saba Proposals Black Rock Nominees BlackRock Portfolio Managers BlackRock Funds Truth About Saba Proposals Black Rock Nominees BlackRock Portfolio Managers BlackRock Funds Truth About Saba BLACKROCK CLOSED-END FUNDS Setting the record straight As a fiduciary to the Funds, we strive for transparency. Boaz Weinstein, Founder and Chief Investment Officer of Saba Capital Management LP. (“Saba”), has made several unfounded claims about BlackRock, your Funds and their Boards. > This proxy season counts. Vote the WHITE proxy card now! BlackRock is committed to delivering value for shareholders Saba claims that BlackRock CEFs are not performing as they were intended because they sometimes trade at a discount to net asset value. The truth It is factually inaccurate to say that BlackRock Funds are underperforming. Quite the opposite. See below for our Funds’ performance metrics: View performance The CEF market, like other markets, is cyclical and funds may trade at a premium or discount to net asset value over time. We’ve seen such a discount cycle play out during the past 18 months. What doesn’t change is the steady income CEFs are designed to provide. Additionally, BlackRock has taken steps to narrow the discount of these Funds through share repurchases, distribution increases and implementation of discount management programs (“DMPs”). In May 2024, we announced distribution increases across muni CEFs and for certain term CEFs, as well as fee waivers and a one-time $2 million management fee waiver for all muni CEFs.1 We also announced DMPs for 14 of our CEFs.2 Our Funds have also repurchased $1.3 billion in shares, generating significant gains to shareholders through NAV accretion.3 We are focused on helping shareholders reach their financial goals. The grass at Saba may not be greener Saba claims to be a better CEF manager than BlackRock. The truth Experience matters. BlackRock has a 35+ year history managing CEFs and an established track record of delivering long-term value. In contrast, Saba has never launched a CEF—just taken them over—and has exposed their funds’ shareholders to riskier assets, like SPACs, or forced liquidity events, potentially leaving them with a fund that no longer serves their long-term financial goals. Additionally, both funds Saba took over have traded at discounts and have underperformed under Saba’s management. During negotiations with Saba, our Funds’ Board’s made multiple offers that would have provided liquidity for all shareholders. However, Saba refused these offers and it became clear that what they really wanted is control of your Funds. Saba’s playbook is dependent on loopholes that allow well-funded activists to buy large positions in CEFs and then use their significant voting power to push for self-serving changes-violating the spirit of the ‘40 Act while remaining technically compliant. There is no $1.4B “magic button” Saba claims that with a “press of a button” BlackRock can magically create $1.4 billion in immediate value and that open-ending these Funds would benefit shareholders in the long term. The truth There is no magic button and statements to the contrary are misleading at best. One of the key advantages of CEFs is their ability to hold greater concentrations of illiquid assets and certain asset classes, like private investments, that are generally not otherwise available to retail investors. Unwinding these types of investments suddenly could cause a fund to sell assets at lower prices and potentially incur tax consequences. We believe that the short-term benefit of any such action is far out outweighed by the long-term consequences such actions could have for a fund’s shareholders and their investment options going forward. “Open-ending” these Funds would negatively impact those features and effectively limit shareholders’ options when choosing investment vehicles. Saba’s interests are not aligned with shareholders Saba claims they act in the best interests of closed-end fund retail shareholders. The truth Saba is a well-funded hedge fund beholden to their own sophisticated investor base. We believe Saba is not interested in helping CEF shareholders reach their long-term financial goals, as consistently demonstrated by their self-serving actions. Saba has chosen to use their vast resources to buy controlling stakes in CEFs, engage in costly proxy fights, and force actions that provide them with a quick profit at the expense of retail shareholders looking for stable income over multiple market cycles. Many invest in CEFs for the stable, consistent income they may offer Saba claims that closed-end fund (CEF) investors would prefer one-time payouts over stable income and the other benefits CEFs provide. The truth Closed-end funds offer access to asset classes otherwise unavailable to retail investors and performance over multiple market cycles. CEF investors are often retirees or individuals planning for retirement, and they choose CEFs for the long-term, consistent income they are designed to provide. On the contrary, arbitrage investors like Saba are trying to take advantage of CEF market dynamics for a quick profit without concern for other shareholders. How do I vote? Vote online Vote by phone Vote by mail Using the website provided By calling the toll-free By completing and returning on your enclosed WHITE number on your enclosed your enclosed WHITE proxy proxy card and following the WHITE proxy card and follow- card in the postage paid en- simple instructions, ing the simple instructions. velope provided. www.proxyvote.com We’re here to help For more information on your investment, email cef@blackrock.com. If you have any questions about the proposals to be voted, please contact Georgeson LLC (“Georgeson”), toll free at 1-866-920-4784. > Cast your vote © 2024 BlackRock, Inc. All rights reserved. 1Source: BlackRock. Please click here for a press release on the CEF distribution increases. Please click here for a press release on the muni CEF fee waivers. 2Source: BlackRock. Please click here for the press release. 3Source: BlackRock. Since inception of the funds’ repurchase programs to 4/30/2024. Date of inception of the funds BCAT, ECAT, BIGZ, BMEZand BSTZ repurchase programs is 11/15/2018. Date of inception of the funds BFZ, BNY, MHN, MPA and MYN repurchase programs is 11/19/2021. 4Source: CNBC Squawk Box interview on May 14, 2024 FOR EXISTING SHAREHOLDER USE ONLY - NOT FOR FURTHER DISTRIBUTION. Investing involves risk, including possible loss of principal. Past performance is not a guarantee or a reliable indicator of future results. No part of this website may be duplicated in any form by any means or redistributed without BlackRock’s prior written consent. This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This website is strictly for informational purposes and is subject to change. 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